SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Reported Events March 13, 1998




                                  ISRAMCO, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    Delaware
                             ----------------------
                            (State of Incorporation)

              1770 St. James Place, Houston, Texas 77056 Suite 607
              ----------------------------------------------------
                    (Address of principal executive offices)

                                  713-621-3882
                                ----------------
                               (Telephone number)

              0-12500                                  13-3145265
         -------------------                        ------------------
         Commission File No.                        IRS Employer ID No.

Item 5.   Other Events
          ------------

     Extension of Warrants. The Board of Directors approved the extension of the Expiration Date of its Class A Warrants from April 16, 1998 to April 16, 1999 and the Expiration Date of its Class B Warrants from April 16, 1998 to April 16, 1999. Attached hereto as Exhibit A and incorporated herein by reference is a copy of the Tenth Amendment to the April 15, 1993 Warrant Agreement between the Company and the Warrant Agent.

Item 7.  Exhibits.
         ---------

     Exhibit A - Tenth Amendment to Warrant Agreement.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Isramco, Inc.
                                            (registrant)


   March 13, 1998                            By: /s/  HAIM TSUFF
   --------------                                -------------------------------
      (date)                                          Haim Tsuff
                                                      Chairman of the Board


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